                                                                Exhibit 99.4

                  CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying  Annual Report on  Form 10-K of Selkirk
Cogen  Funding  Corporation  for the year ended  December 31, 2002, I, Thomas E.
Legro,  Vice  President,  Controller  and Chief  Accounting  Officer  of Selkirk
Funding  Corporation,  hereby  certify  pursuant to 18 U.S.C.  §  1350,  as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

(1)  such Annual  Report on  Form 10-K  for the year ended  December 31, 2002, fully  complies  with the  requirements  of section 13(a) or 15(d) of the
     Securities Exchange Act of 1934; and

(2)  the  information  contained in such Annual  Report on  Form 10-K  for the tear ended December 31, 2002, fairly presents,  in all material respects, yhe  financial  condition  and  results of  operations  of Selkirk  Cogen
     Funding Corporation.

March 28, 2003                               /s/ THOMAS E. LEGRO
                                             ------------------------------
                                             Thomas E. Legro
                                             Vice President, Controller and
                                               Chief Accounting Officer
                                             Selkirk Cogen Funding Corporation